UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 12, 2005
infoUSA Inc.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

0-19598 (Commission File Number)	47-0751545 (I.R.S. Employer Identification No.)

5711 South 86th Circle Omaha, Nebraska (Address of Principal Executive Offices)	68127 (Zip Code)
(402) 593-4500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS.
     Vinod Gupta, infoUSA Inc.’s Chairman and CEO, informed the Board of Directors of infoUSA by letter dated September 12, 2005, that he will not directly or indirectly acquire additional shares of infoUSA for a period of six months from the date of his letter, other than pursuant to the exercise stock options granted to him by the Company. The letter will cease to apply, however, if the Company announces that it has entered into an agreement with a third party that contemplates a merger, consolidation, sale of substantially all of the assets or business combination involving the Company, or a change of control of the Company by tender offer, exchange offer or otherwise. A copy of Mr. Gupta’s letter is attached as Exhibit 99.1 hereto and incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(c)	Exhibits. The following exhibit is furnished herewith:

Exhibit 99.1 Letter from Vinod Gupta to Board of Directors dated September 12, 2005

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

infoUSA Inc. (Registrant)
Date: September 14, 2005	By:	/s/ RAJ DAS
Raj Das
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
Exhibit 99.1	Letter from Vinod Gupta to Board of Directors dated September 12, 2005